Exhibit 10.37

pledge AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is made as of January 22, 2015, by and between TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“Pledgor”), and JL-BBNC MEZZ UTAH, LLC, an Alaska limited liability company (“Lender”).

RECITALS

A.           The term “Borrowers”, as used herein, shall mean collectively all of the following entities: TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation, TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, and TWINLAB CORPORATION, a Delaware corporation, TCC CM SUBCO I, INC., a Delaware corporation, TCC CM SUBCO II, INC., a Delaware corporation, and such other borrowers that may become “Borrowers” under the NWP Agreement (as defined herein); the term “Borrower”, as used herein, shall mean individually each entity that is one of the Borrowers; and the term “Company” as used herein shall mean, collectively, each of Twinlab Holdings, Inc., a Michigan corporation, TCC CM Subco I, Inc., a Delaware corporation, and TCC CM Subco II, Inc., a Delaware corporation.

B.           Pursuant to that certain Note and Warrant Purchase Agreement dated as of even date herewith between Borrowers and Lender (as the same may be amended, supplemented, modified, increased, renewed or restated from time to time, the “NWP Agreement”), Lender has agreed to make available to Borrowers a loan in the maximum principal amount of $5,000,000 (the “Loan”). Borrowers have executed and delivered one or more promissory notes evidencing the indebtedness incurred by Borrowers under the NWP Agreement (as the same may be amended, modified, increased, renewed or restated from time to time, and together with all renewal notes issued in respect thereof, collectively the “Notes”). The terms and provisions of the NWP Agreement and Notes are hereby incorporated by reference in this Agreement.

C.           This Agreement, the Notes, the NWP Agreement and all of the other documents evidencing, securing and/or governing or executed in connection with the Notes, as the same may be amended, modified, increased, renewed or restated from time to time, are herein referred to collectively as the “Financing Documents”.

D.           The term “Obligations” as used herein shall have the meanings given to such term in the NWP Agreement.

E.           In connection with the Lender entering into the NWP Agreement and agreeing to make the credit accommodations under the NWP Agreement and as security for all of the Obligations, Lender is requiring that Pledgor shall have executed and delivered this Agreement.

F. Pledgor is a shareholder in Company and, as such, will continue to derive substantial benefit by reason of Lender making the Loan.

AGREEMENT

NOW, THEREFORE, to induce Lender to enter into the NWP Agreement and to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender hereby incorporate hereby by this reference the foregoing Recitals and hereby covenant and agree as follows:

1.          Grant of Assignment and Security Interest. Pledgor hereby pledges, assigns and grants to Lender, as security for the Obligations a security interest in the following property of Pledgor (collectively, the “Collateral”), whether now existing or hereafter created or arising:

(a)          all of the stock, shares, and other equity ownership interests in Company now or hereafter held by Pledgor (collectively, the “Ownership Interests”) and all of Pledgor’s rights to participate in the management of Company, all rights, privileges, authority and powers of Pledgor as owner or holder of its Ownership Interests in Company, all rights, privileges, authority and powers relating to the economic interests of Pledgor as owner or holder or its Ownership Interests in Company, including, without limitation, all investment property and general intangibles related thereto, all options and warrants of Pledgor for the purchase of any Ownership Interest in Company, all documents and certificates representing or evidencing the Pledgor’s Ownership Interests in Company, all whether existing or hereafter arising, and whether arising under any agreement or any bylaws, certificate of formation, articles of incorporation or other governing documents of Company (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and all books and records of Pledgor pertaining to any of the foregoing and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and Pledgor shall promptly from time to time at the written request of Lender deliver to Lender a certificate duly executed by Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

(b)          all rights to receive cash distributions, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends and distributions) and any other rights and property interests related to the Ownership Interests;

(c)          all other securities, instruments or property (including cash) paid or distributed in respect of or in exchange for the Ownership Interests, whether or not as part of or by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of stock (or other Ownership Interests), asset sales, or similar rearrangement or reorganization or otherwise; and

(d)          all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising with respect to the foregoing.

2.          Application of Proceeds. Pledgor hereby authorizes and directs the Company, following written notice to do so by Lender after the occurrence of an Event of Default (as hereinafter defined) under this Agreement, to make direct payment to Lender of any amounts due or to become due to Pledgor with respect to the Collateral. Any moneys received by Lender shall be applied to the Obligations in such order and manner of application as Lender may from time to time determine in its sole discretion.

3.          Rights of Pledgor in the Collateral. Until any Event of Default occurs under this Agreement, Pledgor shall be entitled to exercise all voting rights and to receive all dividends and other distributions that may be paid on any Collateral and that are not otherwise prohibited by the Financing Documents. Any cash dividend or distribution payable in respect of the Collateral that is, in whole or in part, a return of capital or that is made in violation of this Agreement or the Financing Documents shall be received by Pledgor in trust for Lender shall be paid immediately to Lender and shall be retained by Lender as part of the Collateral. Upon the occurrence and during the continuation of an Event of Default, Pledgor shall, at the written direction of Lender, promptly, and in any case within one (1) business day, send a written notice to Company instructing Company, and shall cause Company, to remit all cash and other distributions payable with respect to the Ownership Interests (until such time as Lender notifies Pledgor that such Event of Default has ceased to exist) directly to Lender. Nothing contained in this paragraph shall be deemed to permit the payment of any sum or the making of any distribution which is prohibited by any of the Financing Documents, if any.

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4.          Representations and Warranties of Pledgor. Pledgor hereby warrants to Lender as follows:

(a)          Schedule I and Schedule II are true, correct and complete in all respects;

(b)          All of the pledged Ownership Interests of Pledgor (the “Pledged Interests”) are in certificated form, and are registered in the name of Pledgor;

(c)          The Pledged Interests constitute at least the percentage of all the issued and outstanding Ownership Interests of Company as set forth on Schedule I;

(d)          The Pledged Interests listed on Schedule I are the only Ownership Interests of Company in which Pledgor has any rights;

(e)          All certificates evidencing the Pledged Interests of Pledgor have been delivered to Lender;

(f)          Pledgor has good and marketable title to the Collateral. Pledgor is the sole owner of all of the Collateral, free and clear of all security interests, pledges, voting trusts, agreements, liens, claims and encumbrances whatsoever, other than the security interests, assignments and liens granted under this Agreement and other than Permitted Encumbrances (as defined in the NWP Agreement);

(g)          Pledgor has not heretofore transferred, pledged, assigned or otherwise encumbered any of its rights in or to the Collateral, other than pursuant to Permitted Encumbrances (as defined in the NWP Agreement);

(h)          Other than a requirement of consent of other members contained in the operating agreements governing the Ownership Interests (which such consent has been obtained), Pledgor is not prohibited under any agreement with any other person or entity, or under any judgment or decree, from the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

(i)          No action has been brought or threatened that might prohibit or interfere with the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

(j)          Pledgor has full power and authority to execute and deliver this Agreement, and the execution and delivery of this Agreement do not conflict with any agreement to which Pledgor is a party or any law, order, ordinance, rule, or regulation to which Pledgor is subject or by which it is bound and do not constitute a default under any agreement or instrument binding upon Pledgor; and

(k)          This Agreement has been properly executed and delivered and constitutes the valid and legally binding obligation of Pledgor and is fully enforceable against Pledgor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

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5.          Covenants of Pledgor. Pledgor hereby covenants and agrees as follows:

(a)          To do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Collateral, and to defend, at its sole expense, the title to the Collateral and any part of the Collateral;

(b)          To cooperate fully with Lender’s efforts to preserve the Collateral and to take such actions to preserve the Collateral as Lender may in good faith direct;

(c)          To cause Company to maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the Collateral;

(d)          To deliver and deposit with the Lender immediately upon the execution and delivery of this Agreement in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Ownership Interests or other Collateral, and to execute and deliver to Lender one or more transfer powers, substantially in the form of Schedule III attached hereto or otherwise in form and content satisfactory to Lender, pursuant to which Pledgor assigns, in blank, all Ownership Interests and other Collateral (the “Transfer Powers”), which such Transfer Powers shall be held by Lender as part of the Collateral.

(e)          To deliver immediately to Lender any certificates that may be issued following the date of this Agreement representing the Ownership Interests or other Collateral, and to execute and deliver to Lender one or more Transfer Powers, which such Transfer Powers shall be held by Lender as part of the Collateral;

(f)          To execute and deliver to Lender such financing statements as Lender may request with respect to the Ownership Interests, and to take such other steps as Lender may from time to time reasonably request to perfect Lender’s security interest in the Ownership Interests under applicable law;

(g)          Not to sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral or any part of the Collateral, except for Permitted Encumbrances (as defined in the NWP Agreement);

(h)          After an Event of Default under the Financing Documents (including but not limited to this Agreement), not to receive any dividend or distribution or other benefit with respect to Company, and not to vote, consent, waive or ratify any action taken, that would in any such case violate or be inconsistent with any of the terms and provisions of this Agreement, or any of the Financing Documents or that would materially impair the position or interest of Lender in the Collateral or dilute the Ownership Interests pledged to Lender under this Agreement;

(i)          Not to sell or otherwise dispose of, or create, incur, assume or suffer to exist any lien upon any of the Collateral, other than liens in favor of Lender and except for other Permitted Encumbrances (as defined in the NWP Agreement);

(j)          That Pledgor will, upon obtaining ownership of any other Ownership Interests otherwise required to be pledged to Lender pursuant to any of the Financing Documents, which Ownership Interests are not already Pledged Interests, within ten (10) Business Days deliver to Lender a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV hereto (a “Pledge Amendment”) in respect of any such additional Ownership Interests pursuant to which Pledgor shall pledge to Lender, all of such additional Ownership Interests. Prior to the delivery thereof to Lender, all such additional Ownership Interests shall be held by Pledgor separate and apart from its other property and in express trust for Lender;

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(k)          That Pledgor consents to the admission of Lender (and its assigns or designee) as a member, partner or stockholder of Company upon Lender’s acquisition of any of the Ownership Interests; and

6.          Rights of Lender. Lender may from time to time and at its option (a) require Pledgor to, and Pledgor shall, periodically deliver to Lender records and schedules, which show the status of the Collateral and such other matters which affect the Collateral; (b) verify the Collateral and inspect the books and records of Company and make copies of or extracts from the books and records; and (c) notify any prospective buyers or transferees of the Collateral of Lender’s interest in the Collateral. Pledgor agrees that Lender may at any time take such steps as Lender deems reasonably necessary to protect Lender’s interest in and to preserve the Collateral. Pledgor hereby consents and agrees that Lender may at any time or from time to time pursuant to the NWP Agreement (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations, (b) supplement, amend, restate, supersede, or replace the NWP Agreement or any other Financing Documents, (c) renew, extend, modify, increase or decrease loans and extensions of credit under the NWP Agreement, (d) modify the terms and conditions under which loans and extensions of credit may be made under the NWP Agreement, (e) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from any source by Lender at any time against the Obligations in any order as Lender may determine pursuant to the terms of the NWP Agreement; all of the foregoing in such manner and upon such terms as Lender may determine and without notice to or further consent from Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (i) any delay in making demand on Pledgor for or delay in enforcing or failure to enforce, performance or payment of any Obligations, (ii) any failure, neglect or omission on Lender’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Obligations, (iii) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (iv) the invalidity or unenforceability of any Obligations or rights in any Collateral under the NWP Agreement, (v) the existence or nonexistence of any defenses which may be available to Pledgor with respect to the Obligations, or (vi) the commencement of any bankruptcy, reorganization; liquidation, dissolution or receivership proceeding or case filed by or against Pledgor or any Borrower.

7.          Events of Default. The occurrence of any “Event of Default,” as defined in the NWP Agreement, shall constitute an event of default (an “Event of Default”) under this Agreement.

8.          Rights of Lender Following Event of Default. Upon the occurrence of an Event of Default under this Agreement (and in addition to all of its other rights, powers and remedies under this Agreement and the NWP Agreement), Lender may, at its option, without notice to Pledgor or any other party, do any one or more of the following:

(a)          Declare any unpaid balance of the Obligations to be immediately due and payable (the occurrence or nonoccurrence of an Event of Default shall in no manner impair the ability of Lender to demand payment of any portion of the Obligations that is payable upon demand);

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(b)          Proceed to perform or discharge any and all of Pledgor’s obligations, duties, responsibilities, or liabilities and exercise any and all of its rights in connection with the Collateral for such period of time as Lender may deem appropriate, with or without the bringing of any legal action in or the appointment of any receiver by any court;

(c)          Do all other acts which Lender may deem necessary or proper to protect Lender’s security interest in the Collateral and carry out the terms of this Agreement;

(d)          Exercise all voting and management rights of Pledgor as to Company or otherwise pertaining to the Collateral, and Pledgor, forthwith upon the request of Lender, shall use its best efforts to secure, and cooperate with the efforts of Lender to secure (if not already secured by Lender), all the benefits of such voting and management rights.

(e)          Sell the Collateral in any manner permitted by the UCC; and upon any such sale of the Collateral, Lender may (i) bid for and purchase the Collateral and apply the expenses of such sale (including, without limitation, attorneys’ fees) as a credit against the purchase price, or (ii) apply the proceeds of any sale or sales to other persons or entities, in whatever order Lender in its sole discretion may decide, to the expenses of such sale (including, without limitation, attorneys’ fees), to the Obligations, and the remainder, if any, shall be paid to Pledgor or to such other person or entity legally entitled to payment of such remainder; and

(f)          Proceed by suit or suits in law or in equity or by any other appropriate proceeding or remedy to enforce the performance of any term, covenant, condition, or agreement contained in this Agreement, and institution of such a suit or suits shall not abrogate the rights of Lender to pursue any other remedies granted in this Agreement or to pursue any other remedy available to Lender either at law or in equity.

Lender shall have all of the rights and remedies of a secured party under the UCC and other applicable laws. All costs and expenses, including reasonable attorneys’ fees and expenses, incurred or paid by Lender in exercising or protecting any interest, right, power or remedy conferred by this Agreement, shall bear interest at a per annum rate of interest equal to the then highest rate of interest charged on any of the Obligations from the date of payment until repaid in full and shall, along with the interest thereon, constitute and become a part of the Obligations secured by this Agreement.

Pledgor hereby constitutes Lender as the attorney-in-fact of Pledgor after the occurrence and during the continuance an Event of Default under the Financing Documents (including but not limited to this Agreement) to take such actions and execute such documents as Lender may deem appropriate in the exercise of the rights and powers granted to Lender in this Agreement, including, but not limited to, filling-in blanks in the Transfer Power to cause a transfer of the Ownership Interests and other Collateral pursuant to a sale of the Collateral. The power of attorney granted hereby shall be irrevocable and coupled with an interest and shall terminate only upon the payment in full of the Obligations. Pledgor shall indemnify and hold Lender harmless for all losses, costs, damages, fees, and expenses suffered or incurred in connection with the exercise of this power of attorney and shall release Lender from any and all liability arising in connection with the exercise of this power of attorney (other than any such losses, costs, etc. to the extent solely caused by the Lender’s gross negligence or willful misconduct).

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9.          Performance by Lender. If Pledgor shall fail to perform, observe or comply with any of the conditions, terms, or covenants contained in this Agreement or any of the other Financing Documents, Lender, without notice to or demand upon Pledgor and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of Pledgor, and may enter upon the premises of Pledgor for that purpose and take all such action on the premises as Lender may consider necessary or appropriate for such purpose. All sums paid or advanced by Lender in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred in connection with the foregoing, together with interest thereon at a per annum rate of interest equal to the then highest rate of interest charged on the principal of any of the Obligations, from the date of payment until repaid in full, shall be paid by Pledgor to Lender on demand and shall constitute and become a part of the Obligations secured by this Agreement.

10.         Indemnification. Lender shall not in any way be responsible for the performance or discharge of, and Lender does not hereby undertake to perform or discharge of, any obligation, duty, responsibility, or liability of Pledgor in connection with the Collateral or otherwise. Pledgor hereby agrees to indemnify Lender and hold Lender harmless from and against all losses, liabilities, damages, claims, or demands suffered or incurred by reason of this Agreement or by reason of any alleged responsibilities or undertakings on the part of Lender to perform or discharge any obligations, duties, responsibilities, or liabilities of Pledgor in connection with the Collateral or otherwise; provided, however, that the foregoing indemnity and agreement to hold harmless shall not apply to losses, liabilities, damages, claims, or demands suffered or incurred by reason of Lender’s own gross negligence or willful misconduct. Lender shall have no duty to collect any amounts due or to become due in connection with the Collateral or enforce or preserve Pledgor’s rights under this Agreement.

11.         Termination. Upon payment in full of the Obligations, and termination of any further obligation of Lender to extend any credit to Borrower under the Financing Documents, this Agreement shall terminate and Lender shall promptly execute appropriate documents to evidence such termination.

12.         Release. Without prejudice to any of Lender’s rights under this Agreement, Lender may take or release other security for the payment or performance of the Obligations, may release any party primarily or secondarily liable for the Obligations, and may apply any other security held by Lender to the satisfaction of the Obligations.

13.         Pledgor’s Liability Absolute. The liability of Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Pledgor or any other person, nor against other securities or liens available to Lender or Lender’s respective successors, assigns, or agents. Pledgor waives any right to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of any other person.

14.         Preservation of Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral and in preserving rights under this Agreement if Lender takes action for those purposes as Pledgor may reasonably request in writing, provided, however, that failure to comply with any such request shall not, in and of itself, be deemed a failure to exercise reasonable care, and no failure by Lender to preserve or protect any rights with respect to the Collateral or to do any act with respect to the preservation of the Collateral not so requested by Pledgor shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

15.         Private Sale. Pledgor recognizes that Lender may be unable to effect a public sale of the Collateral by reason of certain provisions contained in the federal Securities Act of 1933, as amended, and applicable state securities laws and, under the circumstances then existing, may reasonably resort to a private sale to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account for investment and not with a view to the distribution or resale of the Collateral. Pledgor agrees that a private sale so made may be at a price and on other terms less favorable to the seller than if the Collateral were sold at public sale and that Lender has no obligation to delay sale of the Collateral for the period of time necessary to permit Pledgor, even if Pledgor would agree to register or qualify the Collateral for public sale under the Securities Act of 1933, as amended, and applicable state securities laws. Pledgor agrees that a private sale made under the foregoing circumstances and otherwise in a commercially reasonable manner shall be deemed to have been made in a commercially reasonable manner under the UCC.

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16.         General.

(a)          Final Agreement and Amendments. This Agreement, together with the other Financing Documents, constitutes the final and entire agreement and understanding of the parties and any term, condition, covenant or agreement not contained herein or therein is not a part of the agreement and understanding of the parties. Neither this Agreement, nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

(b)          Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. No single or partial exercise of any power or right shall preclude other or further exercise of the power or right or the exercise of any other power or right. No course of dealing between the parties hereto shall be construed as an amendment to this Agreement or a waiver of any provision of this Agreement. No notice to or demand on Pledgor in any case shall thereby entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances.

(c)          Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

(d)          Construction. As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Agreement. The Recitals are incorporated herein as a substantive part of this Agreement and the parties hereto acknowledge that such Recitals are true and correct.

(e)          Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder. In the event of any assignment or transfer by Lender of any of the Pledgor’s obligations under the Financing Documents or the collateral therefor, Lender thereafter shall be fully discharged from any responsibility with respect to such collateral so assigned or transferred, but Lender shall retain all rights and powers given by this Agreement with respect to any of the Pledgor’s obligations under the Financing Documents or collateral not so assigned or transferred. Pledgor shall have no right to assign or delegate its rights or obligations hereunder.

(f)          Severability. If any term, provision, covenant or condition of this Agreement or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law.

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(g)          Notices. All notices required or permitted hereunder shall be given and shall become effective as provided in Section 12.3 of the NWP Agreement. All notices to Pledgor shall be addressed in accordance with the information provided on the signature page hereto.

(h)          Remedies Cumulative. Each right, power and remedy of Lender as provided for in this Agreement, or in any of the other Financing Documents or now or hereafter existing by law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, or in any of the other Financing Documents now or hereafter existing by law, and the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the later exercise by Lender of any other rights, powers or remedies.

(i)          Time of the Essence; Survival; Joint and Several Liability. Time is of the essence of this Agreement and each and every term, covenant and condition contained herein. All covenants, agreements, representations and warranties made in this Agreement or in any of the other Financing Documents shall continue in full force and effect so long as any of the obligations of any party under the Financing Documents (other than Lender) remain outstanding. Each person or entity constituting Pledgor shall be jointly and severally liable for all of the obligations of Pledgor under this Agreement.

(j)          Further Assurances. Pledgor hereby agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Lender or any of its agents to exercise and enforce its rights and remedies under this Agreement with respect to any portion of such collateral.

(k)          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original, but all of which shall constitute one in the same instrument. As used in this Agreement, the term “this Agreement” shall include all attachments, exhibits, schedules, riders and addenda.

(l)          Costs. Pledgor shall be responsible for the payment of any and all reasonable fees, costs and expenses which Lender may incur by reason of this Agreement, including, but not limited to, the following: (i) any taxes of any kind related to any property or interests assigned or pledged hereunder; (ii) expenses incurred in filing public notices relating to any property or interests assigned or pledged hereunder; and (iii) any and all costs, expenses and fees (including, without limitation, reasonable attorneys’ fees and expenses and court costs and fees), whether or not litigation is commenced, incurred by Lender in protecting, insuring, maintaining, preserving, attaching, perfecting, enforcing, collecting or foreclosing upon any lien, security interest, right or privilege granted to Lender or any obligation of Pledgor under this Agreement, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to this Agreement or any property or interests assigned or pledged hereunder.

(m)          No Defenses. Pledgor’s obligations under this Agreement shall not be subject to any set-off, counterclaim or defense to payment that Pledgor now has or may have in the future.

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(n)          Cooperation in Discovery and Litigation. In any litigation, trial, arbitration or other dispute resolution proceeding relating to this Agreement, all directors, officers, employees and agents of Pledgor or of its affiliates shall be deemed to be employees or managing agents of Pledgor for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Pledgor agrees that Lender’s counsel in any such dispute resolution proceeding may examine any of these individuals as if under cross-examination and that any discovery deposition of any of them may be used in that proceeding as if it were an evidence deposition. Pledgor in any event will use all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Lender, all persons and entities, documents (whether in tangible, electronic or other form) or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

(o)          CHOICE OF LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT (EACH, A “PROCEEDING”), PLEDGOR HEREBY (A) SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OR PROCESS IN ANY PROCEEDING IN ANY NEW YORK STATE OR UNITED STATES COURT SITTING IN THE STATE OF NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT THE ADDRESS INDICATED HEREIN, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF PLEDGOR SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

17.         WAIVER OF JURY TRIAL. PLEDGOR HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY PLEDGOR, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF PLEDGOR’S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING THEIR RESPECTIVE COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO PLEDGOR THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

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18.         Notwithstanding anything in this Agreement to the contrary: (i) so long as the Subordination Agreement dated January 22, 2015 (as hereafter amended, modified or restated, the “MidCap Subordination Agreement”) by and between MidCap Financial Trust (“MidCap”) and Lender remains in effect, Pledgor and Company shall be deemed to have complied fully with any and all obligations imposed under this Agreement for the delivery of physical possession of, or the making of payments or remittance of funds to, Lender with respect to any Collateral, any proceeds thereof or payments thereunder, any certificates, stock powers, instruments or other documents evidencing the Collateral or necessary for the perfection of a security interest therein, or any other tangible or intangible personal property (any of the foregoing deliveries, payments or remittances referred to as a “Delivery,” and collectively as “Deliveries”), to the extent that any such Delivery shall have been made to MidCap in its capacity as “Senior Lender” (as defined in the MidCap Subordination Agreement); and (ii) if at any time the MidCap Subordination Agreement has been terminated or is no longer in effect, but the Subordination Agreement dated January 22, 2015 (as hereafter amended, modified or restated, the “Penta Subordination Agreement”) by and between Penta Mezzanine SBIC Fund I, L.P. (“Penta”) and Lender remains in effect, Pledgor and Company shall be deemed to have complied fully with any and all obligations imposed under this Agreement for a Delivery to the extent that any such Delivery shall have been made to Penta in its capacity as “Senior Lender” (as defined in the Penta Subordination Agreement). The Deliveries subject to the provisions of this Section include (without limitation) the deliveries and remittances required pursuant to Section 2, Section 3, Section 5(d) and Section 5(e) of this Agreement; provided, however that the term “Deliveries” shall not be deemed to include the delivery of Pledge Amendments as described in Section 5(j).

[Signature Pages Follow]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this agreement constitute an agreement executed under seal, each of the parties have caused this Agreement to be executed under seal the day and year first above mentioned.

PLEDGOR:	TWINLAB CONSOLIDATION
CORPORATION

	By:	/s/ Thomas A. Tolworthy	(SEAL)
Name: Thomas A. Tolworthy
Title: Chief Executive Officer and President

Pledgor Contact Information:

Twinlab Consolidation Corporation
632 Broadway, Suite 201
New York, NY 10012
Attention: Thomas A. Tolworthy, Chief
Executive Officer and President

Signature Page to JL-BBNC Mezz Utah, LLC Pledge Agreement

(Twinlab Consolidation Corporation)

LENDER:	JL-BBNC MEZZ UTAH, LLC, an Alaska limited
liability company

	By:	/s/ Jonathan B. Rubini	(SEAL)
Name: Jonathan B. Rubini
Title: Managing Member

Signature Page to Pledge Agreement between JL-BBNC Mezz Utah, LLC and Twinlab Consolidation Corporation

SCHEDULE I

Pledged Interests

Name of Pledgor:	Twinlab Consolidation Corporation

Company Name:	Twinlab Holdings, Inc.

Type of Type of Entity of Company:	Corporation

Jurisdiction of Organization of Company:	Michigan

Organizational ID No. of Company:	MI03048C

Tax ID No. of Company:	[ ]

Class of Interests in Company:	Common Stock

Equity Interest Certificate No.:	1

Number of Units:	100

Percentage of Outstanding Equity Interest:	100%

Name of Pledgor:	Twinlab Consolidation Corporation

Company Name:	TCC CM Subco I, Inc.

Type of Type of Entity of Company:	Corporation

Jurisdiction of Organization of Company:	Delaware

Organizational ID No. of Company:	DE5661868

Tax ID No. of Company:	[ ]

Class of Interests in Company:	Common Stock

Equity Interest Certificate No.:	1

Number of Units:	100

Percentage of Outstanding Equity Interest:	100%

Name of Pledgor:	Twinlab Consolidation Corporation

Company Name:	TCC CM Subco II, Inc.

Type of Type of Entity of Company:	Corporation

Jurisdiction of Organization of Company:	Delaware

Organizational ID No. of Company:	DE5661869

Tax ID No. of Company:	[ ]

Class of Interests in Company:	Common Stock

Equity Interest Certificate No.:	1

Number of Units:	100

Percentage of Outstanding Equity Interest:	100%

SCHEDULE II

Pledgor Information

Name of Pledgor:	Twinlab Consolidation Corporation

Type of Entity of Pledgor:	Corporation

Jurisdiction of Organization of Pledgor:	Delaware

Organizational ID No. of Pledgor:	DE5407822

Tax ID No. of Pledgor:	[ ]

SCHEDULE III

STOCK POWER

FOR VALUE RECEIVED, the undersigned, _________________________, a __________ corporation (“Pledgor”), does hereby sell, assign and transfer to __________________________________* all of its Equity Interests (as hereinafter defined) represented by Certificate No(s). __________* in _____________________, a ______________________ corporation (“Issuer”), standing in the name of Pledgor on the books of said Issuer. Pledgor does hereby irrevocably constitute and appoint ________________________________*, as attorney, to transfer the Equity Interest in said Issuer with full power of substitution in the premises. The term “Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11 1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, limited liability partnership, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated:	PLEDGOR:

[NAME OF PLEDGOR]

	By:	(SEAL)
Name:
Its:

*To Remain Blank - Not Completed at Closing

SCHEDULE IV

PLEDGE AMENDMENT

This Pledge Amendment, dated ________________, 20___ is delivered pursuant to Section 5(i) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 4 of the Pledge Agreement are and continue to be true and correct, both as to the Collateral pledged prior to this Pledge Amendment and as to the Collateral pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated _________ ____, 201__, between undersigned, as Pledgor, and JL-BBNC Mezz Utah, LLC, as Lender (as may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), and that the Ownership Interests listed on this Pledge Amendment shall be and become a part of the Pledged Interests and Pledged Collateral referred to in said Pledge Agreement and shall secure all Obligations referred to and in accordance with said Pledge Agreement. Schedule I of the Pledge Agreement shall be deemed amended to include the Ownership Interests listed on this Pledge Amendment. The undersigned acknowledge that any Ownership Interests issued by Company owned by Pledgor not included in the Pledged Collateral at the discretion of JL-BBNC Mezz Utah, LLC may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Obligations.

PLEDGOR:

[NAME OF PLEDGOR]

By:	(SEAL)
Name:
Its:

SCHEDULE IV- continued

Name and Address of Pledgor	Company	Class of Equity Interest	Certificate Number(s)	Number of Shares

Initial Principal Amount	Issue Date	Maturity Date	Interest Rate